UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 3, 2007 (June 27, 2007)

                                 Gene Logic Inc.

               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-23317                   06-1411336
(State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                  Identification No.)

        50 West Watkins Mill Road, Gaithersburg, Maryland        20878
             (Address of principal executive office)           (Zip Code)

        Registrant's telephone number, including area code: (301) 987-1700

                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1. Dr. Joanne Smith-Farrell, the Company's Senior Vice President of Business Development and Licensing, resigned. The resignation will be effective as of July 31, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    GENE LOGIC INC.

Date: July 3, 2007                              By:  /s/ Philip L. Rohrer Jr.
                                                    -------------------------
                                                    Philip L. Rohrer Jr.
                                                    Chief Financial Officer

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